Exhibit 99.1

FOR IMMEDIATE RELEASE

For additional information contact:
Joseph Cormier	Mark Root
Vice President, Corporate Development	Executive Director, Corporate Communications
703-218-8258	703-218-8397; cell: 571-259-1169
joe.cormier@mantech.com	mark.root@mantech.com

ManTech Reports 2007 Third Quarter Results

•	Revenue increase of 35% to $383.4 million in the third quarter, 18% organic revenue growth

•	Diluted EPS from continuing operations of $0.51 in the third quarter, up 24% from 2006 third quarter results

•	Operating cash flow of over $41 million in the third quarter driven by strong profits and efficient receivables collection which resulted in days sales outstanding of 67 days

•	Less than $86 million in total debt as of September 30, 2007, down from $170 million borrowed in May 2007 to fund the SRS acquisition

•	Contract awards of $407 million in the third quarter, over 80% coming from new awards and expansion of existing contracts

FAIRFAX, Virginia, October 31, 2007 – ManTech International Corporation (Nasdaq: MANT) today announced results for the third quarter of 2007. ManTech reported revenue of $383.4 million for the third quarter of 2007, up $99.7 million, or 35.1%, compared to $283.7 million for the same period in 2006. This represents pro forma organic revenue growth of 17.9% for the third quarter. The growth was primarily a result of the strong demand for ManTech’s services as a result of the Company’s positioning at the center of the national security marketplace and the acquisition of SRS Technologies completed in May 2007.

Revenue from the Department of Defense, the Intelligence Community and Homeland Security related customers accounted for 92.9% of revenue for the third quarter of 2007. ManTech’s time and materials contracts accounted for 61.0% of revenue, fixed-price contracts accounted for 14.6% of revenue and cost-plus contracts accounted for 24.4% of revenue.

Operating income in the third quarter was $30.4 million, up $7.4 million, or 32.2%, compared to $23.0 million for the same period in 2006. Net income from continuing operations in the third quarter was $17.5 million, up 26.8%, compared to $13.8 million in the same period in 2006. Diluted earnings per share from continuing operations was $0.51 for the third quarter, up 24.4%, compared to $0.41 for the same period last year.

“We had another outstanding quarter where our initiatives to improve profitability and deliver strong cash flow were again accomplished,” said George J. Pedersen, Chairman of the Board and CEO of ManTech International Corporation. “We drove exceptional revenue growth and improved operating profit significantly from the second quarter of this year, which in turn generated strong growth in our earnings.”

Contract Awards & Backlog

ManTech had $407 million in contract awards for the quarter with over 80% coming from new awards and expansions of existing contracts. As a result of the contract awards during the third quarter of 2007, ManTech’s reported backlog as of September 30, 2007, was $3.51 billion, a 29.5% increase from $2.71 billion as of September 30, 2006. Funded backlog was $846 million, a 68.0% increase from $504 million as of September 30, 2006.

This included a $90 million extension and expansion of ManTech’s Countermine contract. The current contract has been extended through February 2008 and includes new work supporting Mine-Resistant Ambush Protected (MRAP) vehicles.

“We continue to deliver solid contract awards with the vast majority in the form of new business awards,” said Robert A. Coleman, President and Chief Operating Officer, ManTech International Corporation. “As we continue to add new work to our contract base, we remain confident in our ability to continue delivering strong organic growth through 2008 and beyond.”

Strong Cash Flow and Balance Sheet

Days Sales Outstanding of accounts receivable, or DSOs, were only 67 days as of September 30, 2007. This exceptional cash collection quarter produced significant cash flow from operations during the quarter of over $41 million and reduced debt to $85.7 million as of September 30, 2007, down from the $170 million borrowed on May 7, 2007 to fund the acquisition of SRS.

Company Guidance

The Company’s initial fourth quarter and updated full year 2007 guidance is summarized in the table below. ManTech’s guidance does not include future acquisitions or divestitures.

(Dollars in millions, except earnings per share amounts)	4th Quarter 2007	Full Year 2007
Revenue	$389 - $404	$1,415 - $1,430

Diluted Earnings Per Share from Continuing Operations	$0.53 - $0.56	$1.87 - $1.90

Weighted Average Shares Outstanding	34.9 million	34.6 million

The Company’s revenue guidance for the fourth quarter and full year 2007 reflects the continuation of strong business momentum in its core national security and defense business. The guidance range for the fourth quarter 2007 implies total revenue growth of 34% to 39% with organic revenue growth of 18% to 22%. The guidance range for the full year 2007 implies total revenue growth of 24% to 26% with organic revenue growth of 14% to 15%. The organic growth rate is derived by adding both SRS and GRS Solutions’ revenue for 2006 to ManTech’s previous quarter and annual revenue.

Conference Call

ManTech executive management will hold a conference call today at 4:30 p.m. ET, to discuss third quarter 2007 results and answer questions. Interested parties may access the call by dialing (800) 811-8830 (domestic) or (913) 981-4904 (international). The conference call will be

Webcast (listen only) simultaneously via the Internet at www.mantech.com. Interested parties should dial in or log on approximately ten minutes prior to the start of the call.

A replay of the call will be available beginning at 8:30 p.m. today and will remain available through midnight, November 14, 2007. To access the replay, call (888) 203-1112 (domestic) or (719) 457-0820 (international). The confirmation code for the replay is 1463992. A replay will also be available on ManTech’s Website approximately two hours after the conclusion of the call.

About ManTech International Corporation:

Headquartered in Fairfax, Virginia with approximately 7,000 professionals, ManTech International Corporation is a leading provider of innovative technologies and solutions for mission-critical national security programs for the Intelligence Community; the departments of Defense, State, Homeland Security and Justice; the Space Community and other U.S. federal government customers. ManTech’s expertise includes systems engineering, systems integration, technology and software development, enterprise security architecture, information assurance, intelligence operations support, network and critical infrastructure protection, information technology, communications integration and engineering support. The Company supports the advanced telecommunications systems that are used in Operation Iraqi Freedom and in other parts of the world; has developed a secure, collaborative communications system for the U.S. Department of Homeland Security; and builds and maintains secure databases that track terrorists. The Company operates in the United States and 42 countries. In 2007, ManTech was named one of Business 2.0 magazine’s 100 Fastest Growing Technology Companies for the second year in a row; to the Deloitte & Touche list of the 50 fastest growing technology companies in Virginia; and a GI Jobs magazine Top Ten Military Friendly Employer. Additional information on ManTech can be found at www.mantech.com.

Forward-Looking Information:

Statements and assumptions made in this press release, which do not address historical facts, constitute “forward-looking” statements that ManTech believes to be within the definition in the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties, many of which are outside of our control. Words such as “may,” “will,” “intends,” “should,” “expects,” “plans,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or “opportunity,” or the negative of these terms or words of similar import are intended to identify forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: adverse changes in U.S. government spending priorities; failure to retain existing U.S. government contracts, win new contracts, or win recompetes; adverse results of U.S. government audits of our government contracts; risks associated with complex U.S. government procurement laws and regulations; adverse effect of contract consolidation; risk of contract performance or termination; failure to obtain option awards, task orders or funding under contracts; adverse changes in our mix of contract types; failure to successfully integrate recently acquired companies or businesses into our operations or to realize any accretive or synergistic effects from such acquisitions; failure to identify, execute or effectively integrate future acquisitions; and competition. These and other risk factors are more fully discussed in the section entitled “Risks Factors” in ManTech’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007, and, from time to time, in ManTech’s other filings with the Securities and Exchange Commission, including among others, its reports on Form 10-Q.

The forward-looking statements included in this news release are only made as of the date of this news release and ManTech undertakes no obligation to publicly update any of the forward-looking statements made herein, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

MANTECH INTERNATIONAL CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands Except Per Share Amounts)

	(unaudited)
	September 30, 2007	December 31, 2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,538	$41,510
Receivables—net	286,693	236,445
Prepaid expenses and other	15,347	13,581
Assets of operations held for sale	—	3,373

Total Current Assets	305,578	294,909

Property and equipment—net	14,188	13,881
Goodwill	389,062	238,322
Other intangibles—net	74,779	40,180
Employee supplemental savings plan assets	17,521	15,427
Other assets	11,249	10,533

TOTAL ASSETS	$812,377	$613,252

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of debt	$75,700	$—
Accounts payable and accrued expenses	95,183	72,125
Accrued salaries and related expenses	53,957	47,356
Deferred income taxes-current	—	140
Billings in excess of revenue earned	7,259	5,284
Liabilities of operations held for sale	—	1,815

Total Current Liabilities	232,099	126,720
Debt- net of current portion	10,000	—
Accrued retirement	18,363	16,750
Other long-term liabilities	7,190	3,302
Deferred income taxes—non-current	24,259	7,464

TOTAL LIABILITIES	291,911	154,236

COMMITMENTS AND CONTINGENCIES	—	—

STOCKHOLDERS’ EQUITY:
Common stock, Class A—$0.01 par value; 150,000,000 shares authorized; 20,136,275 and 19,020,181 shares issued at September 30, 2007 and December 31, 2006; 19,893,235 and 19,020,181 shares outstanding at September 30, 2007 and December 31, 2006	201	190
Common stock, Class B—$0.01 par value; 50,000,000 shares authorized; 14,381,053 and 15,032,293 shares issued and outstanding at September 30, 2007 and December 31, 2006	144	150
Additional paid-in capital	288,721	263,409
Treasury stock, at cost	(9,114)	—
Retained earnings	241,306	195,604
Accumulated other comprehensive loss	(115)	(120)
Unearned ESOP shares	(677)	(217)
Deferred compensation	—	640
Shares held in grantor trust	—	(640)

TOTAL STOCKHOLDERS’ EQUITY	520,466	459,016

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$812,377	$613,252

MANTECH INTERNATIONAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In Thousands Except Per Share Amounts)

	(unaudited)		(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
REVENUES	$383,359	$283,695	$1,026,344	$846,466
Cost of services	321,133	235,539	860,289	702,225
General and administrative expenses	31,804	25,142	88,791	76,058

OPERATING INCOME	30,422	23,014	77,264	68,183
Interest expense	1,887	430	3,423	2,123
Interest income	(153)	(139)	(1,106)	(439)
Other expense (income) , net	84	(21)	(262)	(8)

INCOME FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	28,604	22,744	75,209	66,507
Provision for income taxes	(11,129)	(8,962)	(29,262)	(26,204)

INCOME FROM CONTINUING OPERATIONS	17,475	13,782	45,947	40,303
(Loss) from operations of discontinued component, net of taxes	—	(1,092)	(458)	(3,521)
Gain on sale of discontinued operation, net of taxes (sold to CEO)	—	—	338	—

(Loss) from discontinued operations, net of taxes	—	(1,092)	(120)	(3,521)

NET INCOME	$17,475	$12,690	$45,827	$36,782

BASIC EARNINGS (LOSS) PER SHARE:
Class A common stock
Income from continuing operations	$0.51	$0.41	$1.35	$1.21
(Loss) from discontinued operations, net of taxes	—	(0.03)	—	(0.11)

Class A basic earnings per share	$0.51	$0.38	$1.35	$1.10

Weighted average common shares outstanding	19,779	18,534	19,555	18,325

Class B common stock
Income from continuing operations	$0.51	$0.41	$1.35	$1.21
(Loss) from discontinued operations, net of taxes	—	(0.03)	—	(0.11)

Class B basic earnings per share	$0.51	$0.38	$1.35	$1.10

Weighted average common shares outstanding	14,382	15,064	14,459	15,065

DILUTED EARNINGS (LOSS) PER SHARE:
Class A common stock
Income from continuing operations	$0.51	$0.41	$1.33	$1.19
(Loss) from discontinued operations, net of taxes	—	(0.04)	—	(0.10)

Class A diluted earnings per share	$0.51	$0.37	$1.33	$1.09

Weighted average common shares outstanding	20,181	18,906	19,966	18,743

Class B common stock
Income from continuing operations	$0.51	$0.41	$1.33	$1.19
(Loss) from discontinued operations, net of taxes	—	(0.04)	—	(0.10)

Class B diluted earnings per share	$0.51	$0.37	$1.33	$1.09

Weighted average common shares outstanding	14,382	15,064	14,459	15,065

MANTECH INTERNATIONAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in Thousands)

	(unaudited)
	Nine months ended September 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$45,827	$36,782
Adjustments to reconcile net income to net cash provided by operating activities:
Loss from discontinued operation, net of tax	458	3,521
Gain on sale of discontinued operation, net of tax	(338)	—
Stock-based compensation	5,203	4,095
Excess tax benefits from the exercise of stock options	(1,277)	(1,573)
Deferred income taxes	(830)	(2,278)
Depreciation and amortization	10,647	7,495
Change in assets and liabilities—net of effects from acquired and disposed businesses:
Receivables-net	(5,968)	33,939
Prepaid expenses and other	3,380	(3,333)
Accounts payable and accrued expenses	12,014	5,797
Accrued salaries and related expenses	(5,220)	631
Billings in excess of revenue earned	(769)	(1,575)
Accrued retirement	1,510	2,343
Other	(493)	(1,741)

Net cash flow from operating activities of continuing operations	64,144	84,103
Net cash flow from discontinued operations	(1,562)	(5,934)

Net cash flow from operating activities	62,582	78,169

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,760)	(3,585)
Investment in capitalized software for internal use	(1,556)	(2,126)
Proceeds from the sale of property and equipment	1,828	3
Exercise of GSE warrants	(133)	—
Proceeds from sale of GSE shares	600	—
Acquisition of business, net of cash acquired	(197,016)	—

Net investing cash flow from continuing operations	(198,037)	(5,708)
Net investing cash flow from discontinued operations	3,000	(125)

Net cash flow from investing activities	(195,037)	(5,833)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	9,447	10,255
Excess tax benefits from the exercise of stock options	1,277	1,573
Excess tax benefit from distribution of shares held in grantor trust	8,581	—
Treasury stock acquired	(9,114)	—
Borrowing under line of credit, non-current	10,000	—
Net increase (decrease) in borrowing under lines of credit net of associated origination fees	74,292	(42,402)
Repayment of notes payable	—	(79)

Net cash flow from financing activities	94,483	(30,653)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(37,972)	41,683
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	41,510	5,678

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,538	$47,361

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